Waddell & Reed Advisors Funds

Supplement dated August 12, 2014 to the

Waddell & Reed Advisors Fixed Income and Money Market Funds Prospectus

dated January 31, 2014

and as supplemented July 9, 2014 and August 4, 2014

The following replaces the first bullet point of the “Your Account – Choosing a Share Class – Sales Charge Waivers for Certain Investors – Class A shares may be purchased at NAV” section on page 52:

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Shareholders investing through direct transfers from the Waddell & Reed Advisors Retirement Plan, Innovator Advantage Plan and Flexible Advantage Plan offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB, or from the Waddell & Reed Advisors Express Plan, Select Plan, and Advantage Plan offered and distributed by Securian Retirement Services, a business unit of Minnesota Life Insurance Company

The following replaces the fifth bullet point of the “Your Account – Choosing a Share Class – The CDSC for Class B or Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances” section on page 54:

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redemptions, the proceeds of which are sent directly by the Fund to an insurance company or its agent for investment in any of the funds within Waddell & Reed Advisors Funds and/or Ivy Funds, as directed by the redeeming shareholder, through retirement plan accounts held in the Waddell & Reed Advisors Retirement Plan, Innovator Advantage Plan and Flexible Advantage Plan offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB, or from the Waddell & Reed Advisors Express Plan, Select Plan and Advantage Plan offered and distributed by Securian Retirement Services, a business unit of Minnesota Life Insurance Company

The following replaces the seventh bullet point of the “Your Account – Choosing a Share Class – The CDSC for Class B or Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances” section on page 54:

■	redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares is less than $650

The following replaces the first paragraph of the “Your Account – Buying Shares – Minimum Investments” section on page 60:

For Class A and Class C shares, if your account balance falls below $650 (per Fund) at the close of business on September 26, 2014, and on the Friday prior to the last week of September each year thereafter, your account will be assessed an account fee of $20 for each Fund whose Fund account balance is below $650 at the time of the assessment. For Class A and Class C shares, any Fund account with a balance below $650 will not be assessed the $20 fee if the Fund account meets one of the following exceptions: (i) the Fund account has an active AIS and the Fund account was opened less than 12 months prior to the date of the assessment; (ii) the Fund account is administered under a Profit Sharing, Money Purchase, Defined Benefit Plan, or a payroll deduction plan (IRA, Roth IRA, SEP IRA, SIMPLE IRA, 401(k), 403(b) and 457 plans) and the Fund account was opened less than 12 months prior to the date of the assessment; or (iii) the Fund account is held on a third-party platform, except for accounts held through Waddell & Reed. For purposes of the fee assessment, your Fund account balance will be based on the current value of your existing holdings.

The following replaces the third paragraph of the “Your Account – Selling Shares” section on page 62:

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if the account balance of those shares is less than $650. The Fund will give you notice and 60 calendar days to purchase a sufficient number of additional shares to bring the account balance of your shares in that Fund to $650. These redemptions will not be subject to a CDSC. The Fund will not apply its redemption right to retirement accounts.

The following replaces the “Your Account – Exchange Privileges – Converting Shares” section on page 64:

Converting Shares

Self-Directed Conversions: Subject to the requirements set forth below, you may be eligible to convert your Class A or Class C shares to another share class within the same fund.

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If you hold Class A or Class C shares and are eligible to purchase Class Y shares, as described above in the section entitled Class Y shares, you may be eligible to convert your Class A or Class C shares to Class Y shares of the same Fund.

•	If you hold Class C shares and are eligible to purchase Class A shares at NAV, you may be eligible to convert your Class C shares to Class A shares of the same Fund.

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A conversion from Class A or Class C to another share class will be subject to any deferred sales charge to which your Class A shares or Class C shares are subject. If you convert from one class of shares to another, the transaction will be based on the respective NAVs per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAVs per share. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Please contact WISC directly to request a conversion. A self-directed conversion is subject to the discretion of Waddell & Reed to permit or reject such a conversion. At this time, a conversion between share classes of the same Fund is reported as a non-taxable event.

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